UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

September 15, 2006

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CHINA DIRECT TRADING CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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FLORIDA 0-28331 84-1047159

(State of Incorporation or (Commission File Number) (I.R.S. Employer

organization) Identification No.)

10400 Griffin Road

Suite 109

Cooper City, Florida 33328

(Address of principal executive offices)

(954) 252-3440

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 FR
240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT;
ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On September 15, 2006, China Direct Trading Corp. (“China Direct”) entered into a Stock Purchase Agreement with Capstone Industries, Inc., a Florida corporation (“Capstone”) engaged in the business of producing and selling portable book lights and related consumer goods, and Stewart Wallach, the sole shareholder of Capstone. Under the Stock Purchase Agreement, China Direct acquired 100% of the issued and outstanding shares of Capstone Common Stock in exchange for $750,000 in cash (funded by the previously reported credit line provided by certain directors of China Direct) and $1.25 million in Series B Preferred Stock, $0.01 par value per share, which Series B Stock is convertible into 15.625 million “restricted” shares of China Direct Common Stock, $0.0001 par value (“Common Stock”). China Direct has agreed to register shares of Common Stock under the Securities Act of 1933, as amended, to cover the conversion of the Series B Stock issued to Mr. Wallach in the acquisition of Capstone.

China Direct will operate Capstone as a wholly-owned subsidiary. Mr. Stewart Wallach, the current senior executive of Capstone, will continue to serve in that capacity after the acquisition.

The above description of the Stock Purchase Agreement is merely a summary description of certain of its terms. Please refer to the document itself, which is attached as an Exhibit to this Current Report on Form 8-K for a complete description of their respective terms. The discussion of these documents is qualified in its entirety by reference to the actual documents.

ITEM 5.02 (C)	ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Under a letter agreement, dated 15 September 2006, between China Direct and Capstone. China Direct will appoint Stewart Wallach, the current senior executive officer and the sole shareholder of Capstone, to the China Direct Board of Directors on or before September 22, 2006. China Direct intends to appoint Mr. James McClinton, president of Capstone to the position of Secretary, which was temporary held by Rich Schineller, head of China Direct’s investor relations, on or before September 22, 2006.

ITEM	9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b) CHDT intends to file the audited financial statements of CPS and a the pro forma financial presentation required by Item 9.01 (a) and (b) within 71 days after the filing of this Report on Form 8-K.

(c)	Exhibits

See the Exhibit Index immediately following the signature page.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

CHINA DIRECT TRADING CORPORATION

Date:	September 18, 2006
By: /s/ Howard Ullman_______________________
Howard Ullman, Chief Executive Officer,
President and Chairman

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

2.1	Stock Purchase Agreement, dated September 15, 2006, by and among China Direct Trading Corporation, Capstone Industries, Inc. and Certain Selling Shareholders.

99.1	Press Release, dated September 18, 2006, issued by China Direct Trading Corp. concerning the acquisition of Capstone Industries, Inc.

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